EXHIBIT 31.2

Section 302 Certification of Robert A. Comey (CFO)

                                  CERTIFICATION

I, Robert A. Comey, certify that:

1.   I have reviewed this quarterly report on Form 10-Q of MACC Private Equities
     Inc.;

2.   Based on my knowledge, this report does not contain any untrue statement of a  material  fact or omit to sate a  material  fact  necessary  to make the statements made, in light of the circumstances  under which such statements were made,  not  misleading  with  respect  to the  period  covered by this report;

3.   Based on my  knowledge,  the  financial  statements,  and  other  financial information  included  in  this  report,  fairly  present  in all  material respects the financial  condition,  results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

4.   The  registrant's  other  certifying  officer(s) and I are  responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules  13a-15(e) and 15d-15(e))  and internal  control over financial  reporting  (as  defined  in  Exchange  Act Rules  13a-15(f)  and
     15d-15(f)) for the registrant and have:

     a)   Designed  such  disclosure  controls  and  procedures,  or caused such disclosure controls or procedures to be designed under our supervision,  to ensure that material information relating to the registrant,  including its consolidated  subsidiaries,  is made  known to us by  others  within  those entities,  particularly  during the  period in which  this  report is being prepared;

     b)   Designed such internal  control over  financial  reporting,  or caused such internal  control over  financial  reporting to be designed  under our supervision,  to provide reasonable  assurance regarding the reliability of financial  reporting  and  the  preparation  of  financial  statements  for
     external  purposes  in  accordance  with  generally   accepted   accounting
     principles;

     c)   Evaluated the  effectiveness of the registrant's  disclosure  controls and  procedures  and  presented  in this report our  conclusions  about the effectiveness  of the controls and procedures,  as of the end of the period covered by this report based on such evaluation; and

     d)   Disclosed  in this  report  any  change in the  registrant's  internal control over financial reporting that occurred during the registrant's most recent fiscal quarter (the  registrant's  fourth fiscal quarter in the case of an annual report) that has materially affected,  or is reasonably likely to materially  affect,  the  registrant's  internal  control over financial reporting; and;

5.   The registrant's other certifying officer(s) and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant's  auditors and the audit committee of registrant's board of directors (or persons performing the equivalent functions):

     a)   all  significant  deficiencies  in the design or operation of internal control over financial  reporting which are reasonably  likely to adversely affect the registrant's  ability to record,  process,  summarize and report financial information; and

     b)   any fraud, whether or not material,  that involves management or other employees who have a significant role in the registrant's  internal control over financial reporting.

Date: August 10, 2006

 /s/ Robert A. Comey
-----------------------------------------
         Robert A. Comey
         Chief Financial Officer
         (principal financial officer)